OTHER INCOME (EXPENSES), NET	12 Months Ended
Dec. 31, 2022
OTHER INCOME (EXPENSES), NET
OTHER INCOME (EXPENSES), NET

18. OTHER INCOME (EXPENSES), NET

The following table summarizes other income (expenses), net recognized for the years ended December 31, 2020, 2021 and 2022:

		Year Ended December 31
		2020	2021	2022
	Notes	RMB	RMB	RMB	US$
					(Note 2.5)
Income of incentive payment from depository bank	11	2,348	2,395	2,821	409
Fair value change of short-term and other investments		11,288	30,360	(13,549)	(1,964)
Fair value change of put right liabilities		3,024	16,628	34,260	4,967
Net foreign exchange gains (losses)		(22,126)	25,373	(175,391)	(25,429)
Subsidy income (3)		11,633	9,216	25,470	3,693
Gains on deconsolidation of a subsidiary	10	407,598	—	—	—
Others		(873)	(810)	(198)	(29)
		412,892	83,162	(126,587)	(18,353)
(3)

For the year ended December 31, 2020, subsidy income consists primarily of the government grant of RMB10 million. The government grant was granted by the project management office of Shanghai Zhangjiang Science City to support the research and development activities in the local region. For the year ended December 31, 2021, subsidy income primarily consists of an amount of RMB2.9 million related to the paycheck protection program loan forgiveness approved by the U.S. Small Business Administration in April 2021, and an amount of RMB4.5 million recognized in connection with the completion of a project related to one of the Group’s pipelines. For the year ended December 31, 2022, subsidy income consists primarily of the government grant of RMB18.9 million. The government grant was granted by the project management office of Shanghai Zhangjiang Science City and the management committee of Shanghai Free Trade Zone to support the research and development activities in the local region.